UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2003

Rotech Healthcare Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-100750	030408870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(Address of Principal Executive Offices) (Zip Code)

(407) 822-4600

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

99.1	Press release dated April 23, 2003 relating to Rotech Healthcare Inc.’s financial results for the quarter ended March 31, 2003.

99.2	Reconciliation of Non-GAAP Financial Measures.

Item 9.	Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 12).

On April 23, 2003, Rotech Healthcare Inc. (the “Company”) announced its financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1. Also, attached as Exhibit 99.2 hereto is a reconciliation of non-GAAP financial measures. The press release and the reconciliation are being furnished, not filed, as exhibits to this Form 8-K. In addition to being furnished under Item 9 of Form 8-K, the Company is furnishing this information under Item 12 of Form 8-K, “Disclosure of Results of Operations and Financial Condition,” in accordance with guidance provided by the Securities and Exchange Commission pursuant to SEC Release Nos. 33-8216; 34-47583.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTECH HEALTHCARE INC.

Date: April 24, 2003	By:	/s/ JANET L. ZIOMEK
Janet L. Ziomek Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 23, 2003 relating to the Company’s financial results for the quarter ended March 31, 2003.

99.2	Reconciliation of Non-GAAP Financial Measures.